Bryn Mawr Bank Corporation NASDAQ: BMTC Groundhog Day 2010 Year End Review and New Growth Strategies Exhibit 99.2

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of
February 2,
2011.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 121 year history
A unique business model with a traditional commercial bank ($1.7 billion)
and a trust company ($3.4 billion) under one roof at December 31, 2010
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
Celebrated 25 years on the NASDAQ in August 2010

3 Southeast PA Footprint • 17 BMTC Full Service Branch Locations

Investment Considerations
Quarterly dividend increased 7.1% to $0.15 – declared January 27, 2011
A great brand & franchise
Solid financial fundamentals and well capitalized
Outstanding target market demographics
New business initiatives driving growth
$3.41 billion wealth management business that provides a significant source of non-interest income

2010 BMTC Performance
Closing price on December 31, 2009: $15.09
Closing price on December 31, 2010: $17.45
2010 dividends declared per share: $0.56
Security or Index 2010 Return
BMTC 19.35%
NASDAQ Community Bank Index* 11.46%
NASDAQ Bank Index* 10.24%
*Source: NASDAQ

Growth Initiatives

2011 Strategies
3-5-3 Strategic Plan
$3 billion in banking assets - $5 billion in wealth assets – 3 years
Organic growth – opportunistic expansion
Inorganic growth – additional acquisitions
The Corporation intends to implement or continuing implementing the following strategic initiatives over the next few years:

2011 Strategies - continued
Focus on the net interest margin
Continued emphasis on strong credit quality
Raise capital as needed
Lower the efficiency ratio
Complete an additional bank and/or wealth acquisition

Financial Review

Financial Highlights
4
th
Qtr
2010
3
rd
Qtr
2010
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
Portfolio Loans & Leases
($ in millions)
$1,197 $1,176 $899 $893 $886
Total Deposits
($ in millions)
$1,341 $1,260 $953 $914 $938
Total Wealth Assets
($ in billions)
$3.41 $3.29 $3.10 $3.11 $2.87
Tangible Book Value Per
Share
$11.21 $11.03 $11.62 $10.56 $10.40
Tangible Common Equity
Ratio
8.01% 7.95% 9.66%* 7.82% 7.51%
*Tangible common equity ratio at 6/30/2010 includes the net proceeds of the $24.7 million registered direct stock offering and excludes the effect of the 7/1/2010 FKF merger.

Financial Highlights - continued
4
th
Qtr
2010
3
rd
Qtr
2010
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
Net Income (Loss)
($ in millions)
$5.57 $(1.02)* $2.41 $2.22 $2.64
Dividends Declared $0.14 $0.14 $0.14 $0.14 $0.14
Diluted Earnings (Loss)
Per Common Share
$0.46 $(0.08) $0.25 $0.25 $0.30
Non-performing Loans as
a % of Portfolio Loans and
Leases
0.82% 0.82% 1.11% 0.77% 0.78%
Allowance for Loan and
Lease Losses
0.86%** 0.88%** 1.09% 1.09% 1.18%
* Includes approximately $4.3 million of pretax merger and due diligence related expenses.
**Includes the acquired FKF loan portfolio, recorded at fair value, without its previously recorded allowance for loan and lease loss

12 3.85% 4.06% 3.80% 3.66% 3.73% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Net Interest Margin On a tax-equivalent basis

Capital Considerations
Registered Direct Offering closed on May 18, 2010 raising $24.7 million after deducting fees and expenses
Maintains a “well capitalized” capital position
Active Dividend Reinvestment and Stock Purchase Plan with Request for
Waiver program
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions

14 Capital Position - Bryn Mawr Bank Corporation 12/31/2010 12/31/2009 Tier I 11.30% 9.41% Total (Tier II) 13.71% 12.53% Tier I Leverage 8.85% 8.35% Tangible Common Equity 8.01% 7.51%

Wealth Division Review

Wealth Division Initiatives
Bryn Mawr Asset Management
“Lift out” strategy
Four investment advisers hired
Approximately $227 million in assets as of December 31, 2010
Additional opportunities being evaluated
Institutional Trust and Escrow Services
Strong pipeline of new business

17 BMTC of Delaware The Delaware Advantage Directed trusts $486 million in assets at December 31, 2010 New location – Greenville, DE Wealth Marketing Campaign Wealth Division Initiatives - continued

Wealth Assets Under Management, Administration,
Supervision and Brokerage
($ in billions)
Excludes Community Bank’s assets from 2005 - 2007
$2.04
$2.18
$2.28
$2.15
$2.87
$3.41
$1.0
$2.0
$3.0
$4.0
2005 2006 2007 2008 2009 2010

Wealth Management Fees
CAGR: 6.2%   (2005 – 2010)
($ in millions)
Excludes Community Bank’s fees from 2005 - 2007
$11.5
$12.4
$13.5
$13.8
$14.2
$15.5
$6.0
$9.0
$12.0
$15.0
$18.0
2005 2006 2007 2008 2009 2010

Credit Review

Portfolio Loan & Lease Growth
CAGR : 15.0%    (2005-2010)
($ in millions)
2010 includes the addition of the First Keystone loan portfolio.
$595
$681
$803
$900
$886
$1,197
$300
$500
$700
$900
$1,100
$1,300
2005 2006 2007 2008 2009 2010

Loan Composition at December 31, 2010
$387
$239
$229
$262
$45 $35
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
($ in millions)

Small Ticket National Leasing Business
Leases outstanding: $35 million at December 31, 2010
Planned lease portfolio reduction of $12.4 million since December 31,
2009. New production will take several quarters to match scheduled payments and charge-offs
Average yield of 10.3% at December 31, 2010
Net lease charge-offs decreased $2.7 million in 2010 compared to 2009
Delinquency rate has fallen 88 basis points over the past 12 months to
1.99% at December 31, 2010

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for earnings growth
tomorrow
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Aaron Strenkoski, VP – Finance / Investor Relations – 610-581-4822 – astrenkoski@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisition via the merger of First Keystone Financial, Inc. and First Keystone Bank; and
other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of
February 2, 2011 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.